Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

of

Solectron Corporation

Pursuant to the Offer to Purchase, dated June 21, 2002, for Cash

Up to $1.5 Billion Aggregate Principal Amount at Maturity
of its Outstanding

2 3/4% Liquid Yield Option NotesTM due 2020

(Zero Coupon-Senior) issued in May 2000
CUSIP No. 834182 AK3, ISIN No. US834182 AK32

at a purchase price not greater than $600 nor less than $580 per $1,000 principal amount at maturity

THE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, JULY 19, 2002, UNLESS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS OF SECURITIES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Depositary for the Offer is:
U.S. Bank National Association

Facsimile Transmission:

(for Eligible Institutions only)

(651) 244-0711

Confirm receipt of Facsimile by Telephone only:

(651) 244-8677

By U.S. Mail, Hand or Overnight Delivery: U.S. Bank National Association Corporate Trust Department Attn: Frank Leslie 180 East Fifth Street St. Paul, MN 55101	Also By Hand: U.S. Bank National Association Corporate Trust Department 100 Wall Street, Suite 2000 New York, NY 10005

     Delivery of this Letter of Transmittal to an address, or transmission via facsimile to a number, other than as set forth above will not constitute valid delivery.

     The instructions contained herein and in the Offer to Purchase (as defined herein) should be read carefully before this Letter of Transmittal is completed.

     List below the certificate numbers and principal amounts at maturity of 2 3/4% LYONs to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts at maturity of the 2 3/4% LYONs represented and tendered on a separately executed schedule and affix the schedule to this Letter of Transmittal.

DESCRIPTION OF 2 3/4% LYONS TENDERED
(See Instruction 4)

Name(s) and Address(es) of Registered holder(s) or Name of
DTC Participant and Participant’s DTC Account Number	CERTIFICATES ENCLOSED
in which 2 3/4% LYONs are Held (Please fill in blank)	(attach signed list if necessary)

		Principal Amount at	Principal Amount at
	Certificate	Maturity of 2 3/4%	Maturity of 2 3/4%
	Number(s)*	LYONs Represented	LYONs Tendered**

* Need not be completed by holders tendering by book-entry transfer.

**	Unless otherwise indicated, it will be assumed that the entire aggregate principal amount at maturity represented by the 2 3/4% LYONs specified above is being tendered.

     The names and addresses of the holders should be printed, if not already printed above, exactly as they appear on the certificates representing 2 3/4% LYONs tendered hereby. The 2 3/4% LYONs and the principal amount at maturity of 2 3/4% LYONs represented that the undersigned wishes to tender should be indicated in the appropriate boxes.

     Indicate in this box the order (by certificate number) in which 2 3/4% LYONs are to be purchased in the event of proration. If you do not designate an order, in the event less than all 2 3/4% LYONs tendered are purchased due to proration, 2 3/4% LYONs will be selected for purchase by the Depositary. Attach an additional signed list if necessary.

1st:	2nd:	3rd:	4th:

Liquid Yield Option is a trademark of Merrill Lynch & Co., Inc.

     Indication of Price at Which 2 3/4% LYONs are being Tendered. For 2 3/4% LYONs to be properly tendered, the holder must:

(1) check the box in Box A below indicating the price per $1,000 principal amount at maturity of 2 3/4% LYONs at which such holder is tendering its 2 3/4% LYONs, or

(2) check the box below in Box B, in order to maximize the chance of having the Company purchase all of the 2 3/4% LYONs tendered (subject to the possibility of proration).

      Selecting the option under (2) could result in the holder receiving a price per $1,000 principal amount at maturity of 2 3/4% LYONs as low as $580. If you do not check one of the boxes in Box A or the box in Box B, you will be deemed to have tendered your 2 3/4% LYONs at the Purchase Price, which may be as low as the Minimum Offer Price of $580 per $1,000 principal amount at maturity of 2 3/4% LYONs. If you check more than one box below, you will not have validly tendered your 2 3/4% LYONs. A holder wishing to tender portions of such holder’s 2 3/4% LYONs at different prices must complete a separate Letter of Transmittal for each price at which such holder wishes to tender each such portion of such holder’s 2 3/4% LYONs. The same 2 3/4% LYONs cannot be tendered more than once, unless previously properly withdrawn as provided in the Offer to Purchase in Item 7 under the caption “The Offer — Withdrawal of Tenders,” at more than one price.

BOX A

2 3/4% LYONs Tendered at Price Determined by the Holder Thereof

(See Instructions Above)

      By checking one of the following boxes below instead of Box B below, the undersigned hereby tenders 2 3/4 LYONs at the price checked. This action could result in none of the 2 3/4% LYONs being purchased if the Purchase Price determined by the Company for the 2 3/4% LYONs is less than the price checked below. A holder who desires to tender 2 3/4% LYONs at more than one price must complete a separate Letter of Transmittal for each price at which 2 3/4% LYONs are tendered. The same 2 3/4% LYONs cannot be tendered, unless previously properly withdrawn as provided in Item 7 of the Offer to Purchase under the caption “The Offer — Withdrawal of Tenders,” at more than one price.

Price (in Dollars) Per $1,000 Principal Amount at Maturity of 2 3/4% LYONs Being Tendered

☐ $580.00	☐ $586.25	☐ $591.25	☐ $596.25
☐ $581.25	☐ $587.50	☐ $592.50	☐ $597.50
☐ $582.50	☐ $588.75	☐ $593.75	☐ $598.75
☐ $583.75	☐ $590.00	☐ $595.00	☐ $600.00
☐ $585.00

      Check only one box above or, alternatively, check the box below in Box B below. If you check more than one box above, you will not have validly tendered the 2 3/4% LYONs.

BOX B

2 3/4% LYONs Tendered at Price Determined Under the Tender Offer

(See Instructions Above)

☐	The undersigned wants to maximize the chance of having the Company purchase all of the 2 3/4% LYONs the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes in Box A above, the undersigned hereby tenders 2 3/4% LYONs and is willing to accept the Purchase Price determined by the Company in accordance with the terms of the Offer. This action could result in receiving a price per 2 3/4% LYONs as low as $580 per $1,000 principal amount at maturity.

If you do not check one of the boxes in Box A or the box in Box B, you will be deemed to have tendered your 2 3/4% LYONs at the Purchase Price, which may be as low as the Minimum Offer Price of $580 per $1,000 principal amount at maturity of 2 3/4% LYONs. If you check more than one box above, you will not have validly tendered your 2 3/4% LYONs.

  ________________________________________________________________________________

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE PURCHASE PRICE PER $1,000 PRINCIPAL AMOUNT AT MATURITY OF 2 3/4% LYONS PURSUANT TO THE TENDER OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR 2 3/4% LYONS ON OR PRIOR TO THE EXPIRATION DATE.

☐	CHECK HERE IF CERTIFICATES REPRESENTING TENDERED 2 3/4% LYONS ARE ENCLOSED HEREWITH

☐	CHECK HERE IF TENDERED 2 3/4% LYONS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number with DTC:

Transaction Code Number:

☐	CHECK HERE IF 2 3/4% LYONS ARE BEING TENDERED PURSUANT TO NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivery is by book-entry transfer, give the following information:

Name of Tendering Institution:

Account Number of DTC:

Transaction Code Number:

      By the execution hereof, the undersigned acknowledges receipt of the Offer to Purchase, dated June 21, 2002 (the “Offer to Purchase”) of the Company. This Letter of Transmittal and instructions hereto (the “Letter of Transmittal”) together with the Offer to Purchase (and any amendments or supplements to the Offer to Purchase and this Letter of Transmittal) constitutes the “Offer” with respect to the LYONs. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

      This Letter of Transmittal is to be used by holders if (a) certificates representing 2 3/4% LYONs are to be physically delivered to the Depositary herewith by holders or (b) tender of 2 3/4% LYONs is to be made by book-entry transfer to the Depositary’s account at The Depositary Trust Company (“DTC”) pursuant to the procedures set forth in the Offer to Purchase under Item 6, “Procedures for Tendering 2 3/4% LYONs — Tender of 2 3/4% LYONs Held Through DTC,” by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of 2 3/4% LYONs. Delivery of documents to DTC does not constitute delivery to the Depositary.

      The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

      The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase and this Letter of Transmittal must be directed to Morgan Stanley & Co. Incorporated, the Dealer Manager for the Offer, or Georgeson Shareholder Communications, Inc., the Information Agent, in each case at the respective addresses and telephone numbers set forth on the back cover page of this Letter of Transmittal. See Instruction 12 below.

      Holders that are tendering by book-entry transfer to the Depositary’s account at DTC must execute the tender through the DTC Automated Tender Offer Program (“ATOP”), for which this Tender Offer will be eligible. DTC participants that are accepting the Offer must transmit their acceptances to DTC, which will verify the acceptances and execute a book-entry delivery to the Depositary’s DTC account. DTC will then send an Agent’s Message to the Depositary for its acceptance.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Company the principal amount at maturity of the 2 3/4% LYONs indicated in the box entitled “Description of 2 3/4% LYONs Tendered” on page 2 hereof.

      Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount at maturity of the 2 3/4% LYONs tendered with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the 2 3/4% LYONs that are being tendered hereby, waives any and all other rights with respect to such 2 3/4% LYONs (including without limitation, any existing or past defaults and their consequences in respect of the 2 3/4% LYONs and the indenture under which the 2 3/4% LYONs were issued) and releases and discharges the Company from any and all claims such holders may have now, or may have in the future, arising out of, or related to, such 2 3/4% LYONs, including without limitation, any claims that such holder is entitled to receive additional principal or interest payments with respect to such 2 3/4% LYONs, to participate in any redemption or defeasance of the 2 3/4% LYONs or to be entitled to any of the benefits under the indenture. The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such 2 3/4% LYONs, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such 2 3/4% LYONs, or transfer of ownership of such 2 3/4% LYONs on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company, (b) present such 2 3/4% LYONs for transfer of ownership on the security register for the 2 3/4% LYONs and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such 2 3/4% LYONs.

      The undersigned understands that tenders of 2 3/4% LYONs may be withdrawn or revoked by written notice of withdrawal or revocation received by the Depositary at any time prior to the Expiration Date and at any time after 12:00 midnight, New York City time, on Monday, August 19, 2002 unless the Company has already accepted the 2 3/4% LYONs so tendered for payment, but the Purchase Price shall not be payable in respect of 2 3/4% LYONs so withdrawn.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the 2 3/4% LYONs tendered hereby, and that when such 2 3/4% LYONs are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the 2 3/4% LYONs tendered hereby.

      The undersigned understands that tenders of 2 3/4% LYONs pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company.

      For purposes of the Offer, the undersigned understands that the Company will be deemed to have accepted for payment validly tendered 2 3/4% LYONs if, as and when the Company gives written notice thereof to the Depositary.

      The undersigned understands that the Company’s obligation to accept for payment, and to pay for, 2 3/4% LYONs validly tendered pursuant to the Offer is subject to satisfaction of certain conditions set forth in Item 9 of the Offer to Purchase under the caption “Conditions to the Tender Offer.” Any 2 3/4% LYONs not accepted for payment will be returned promptly to the undersigned at the address set forth above unless otherwise indicated herein under “Special Delivery Instructions” below.

      All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

      The undersigned understands that the delivery and surrender of the 2 3/4% LYONs is not effective, and the risk of loss of the 2 3/4% LYONs does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal (or a manually signed facsimile thereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company or receipt of an Agent’s Message. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of 2 3/4% LYONs will be determined by the Company, in its sole discretion, which determination shall be final and binding.

      Unless otherwise indicated under “Special Payment Instructions” below, please issue a check from the Depositary for the Purchase Price for any 2 3/4% LYONs tendered hereby that are purchased, and/or return any certificates representing 2 3/4% LYONs not tendered or not accepted for purchase in the name(s) of the holder(s) appearing under “Description of 2 3/4% LYONs Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the Purchase Price and/or return any certificates representing 2 3/4% LYONs not tendered or not accepted for purchase (and accompanying documents, as appropriate) to the address(es) of the holder(s) appearing under “Description of 2 3/4% LYONs Tendered.” In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, please issue the check for the Purchase Price and/or return any certificates representing 2 3/4% LYONs not tendered or not accepted for purchase (and any accompanying documents, as appropriate) to the person or persons so indicated. In the case of a book-entry delivery of 2 3/4% LYONs, please credit the account maintained at DTC with any 2 3/4% LYONs not tendered or not accepted for purchase. The undersigned recognizes that the Company does not have any obligation pursuant to the Special Payment Instructions or the Special Delivery Instructions to transfer any 2 3/4% LYONs from the name of the holder thereof if the Company does not accept for purchase any of the 2 3/4% LYONs so tendered.

PLEASE SIGN HERE
(To Be Completed By All Tendering Holders Regardless of Whether 2 3/4% LYONs Are Being
Physically Delivered Herewith, Unless an Agent’s Message Is Delivered In Connection With a
Book-Entry Transfer of Such 2 3/4% LYONs)

          This Letter of Transmittal must be signed by the registered holder(s) of 2 3/4% LYONs exactly as their name(s) appear(s) on certificate(s) for 2 3/4% LYONs or, if tendered by the registered holder(s) of 2 3/4% LYONs exactly as such participant’s name appears on a security position listing them as the owner of 2 3/4% LYONs, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 5 below.

          By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount at maturity of the 2 3/4% LYONs listed in the box above labeled “Description of 2 3/4% LYONs Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount at maturity represented by the 2 3/4% LYONs described in such box).

          If the signature appearing below is not of the registered holder(s) of the 2 3/4% LYONs, then the registered holder(s) must sign a valid proxy.

X

X

(Signature(s) of Holder(s) or Authorized Signatory)

Dated:                                      , 2002.

Name(s):

(Please Print)

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone No.:

Tax Identification or Social Security Number:	EU

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

SIGNATURE GUARANTEE

(See Instructions 1 and 6 below)

(Name of Medallion Signature Guarantor Guaranteeing Signature)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated:                                      , 2002.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 4, 5, 6 and 7)

To be completed ONLY if checks constituting payments for LYONs to be purchased in connection with the Offer are to be issued to the order of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled “Description of LYONs Tendered” with the Letter of Transmittal.

Name:

(Please Print)
Address:

(Zip Code)

Taxpayer Identification or Social Security Number
(See Substitute Form W-9 herein)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 4, 5, 6 and 7)

To be completed ONLY if certificates for LYONs in a principal amount at maturity not tendered or not accepted for purchase are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled “Description of LYONs Tendered” within this Letter of Transmittal, or if the LYONs tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the one designated above.

Name:

(Please Print)
Address:

(Zip Code)

Taxpayer Identification or Social Security Number
(See Substitute Form W-9 herein)

Credit unpurchased LYONs by book-entry transfer to the DTC account set forth below:

Account Number:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Tender Offer

      1.     Guarantee of Signatures. No signature guarantee is required if the 2 3/4% LYONs tendered are tendered and delivered (a) by a registered holder of 2 3/4% LYONs (or by a participant in DTC whose name appears on a security position listing as the owner of such 2 3/4% LYONs) who has not completed any of the boxes entitled “Special Payment Instructions” or “Special Delivery Instructions” on the Letter of Transmittal, or (b) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. (“NASD”) or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “Eligible Institution”). If the 2 3/4% LYONs are registered in the name of a person other than the signer of the Letter of Transmittal or if 2 3/4% LYONs not accepted for payment or not tendered are to be returned to a person other than the registered holder, then the signature on this Letter of Transmittal accompanying the tendered 2 3/4% LYONs must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program (a “Medallion Signature Guarantor”). Beneficial owners whose 2 3/4% LYONs are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender 2 3/4% LYONs with respect to 2 3/4% LYONs so registered. See Item 6, “Procedures for Tendering 2 3/4% LYONs,” in the Offer to Purchase.

      2.     Requirements of Tender. This Letter of Transmittal is to be completed by holders of 2 3/4% LYONs if certificates representing such 2 3/4% LYONs are to be forwarded herewith, or if delivery of such certificates is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the Offer to Purchase under Item 6, “Procedures for Tendering 2 3/4% LYONs.” For a holder validly to tender 2 3/4% LYONs pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, must be received by the Depositary at its address set forth herein on or prior to the Expiration Date and either (a) certificates representing such 2 3/4% LYONs must be received by the Depositary at its address or (b) such 2 3/4% LYONs must be transferred pursuant to the procedures for book-entry transfer described in the Offer to Purchase under Item 6, “Procedures for Tendering 2 3/4% LYONs” and a Book-Entry Confirmation must be received by the Depositary, in each case, on or prior to the Expiration Date.

      The method of delivery of this Letter of Transmittal, the 2 3/4% LYONs and all other required documents, including delivery through DTC and acceptance of an Agent’s Message transmitted through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary.

      No alternative, conditional or contingent tenders shall be accepted. All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their 2 3/4% LYONs for payment.

      3.     Withdrawal of Tenders; Amendment and Extension. A tender of 2 3/4% LYONs pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date, and, unless already accepted for payment by the Company pursuant to the Tender Offer, may be withdrawn at any time after 12:00 midnight, New York City time, on Monday, August 19, 2002 (the date which is 40 business days after the date of the Offer to Purchase), but no consideration shall be payable in respect of 2 3/4% LYONs so withdrawn.

      If, for any reason whatsoever, acceptance for payment of, or payment for, any 2 3/4% LYONs tendered pursuant to the Offer is delayed (whether before or after the Company’s acceptance for payment of 2 3/4% LYONs) or the Company is unable to accept for payment or pay for the 2 3/4% LYONs tendered pursuant to the Offer, the Company may (without prejudice to its rights set forth herein) instruct the Depositary to retain tendered 2 3/4% LYONs (subject to the right of withdrawal in certain circumstances and Rule 14e-1(c) under the Exchange Act, which requires that the offeror pay the consideration or return the securities deposited by or on behalf of the investor promptly after the termination or withdrawal of a tender offer).

      For a withdrawal of tendered 2 3/4% LYONs to be effective, a written notice or facsimile thereof of withdrawal must be received by the Depositary, prior to the Expiration Date or after Monday, August 19, 2002, if the 2 3/4% LYONs have not already been accepted for payment by the Company, at the Depositary’s address set forth on the cover of this Letter of Transmittal. Any such notice of withdrawal must (a) specify the name of the holder who tendered the 2 3/4% LYONs to be withdrawn, (b) contain a description of the 2 3/4% LYONs to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such 2 3/4% LYONs (unless such 2 3/4% LYONs were tendered by book-entry transfer) and the aggregate principal amount at maturity of such 2 3/4% LYONs, and (c) be signed by the holder of such 2 3/4% LYONs in the same manner as the original signature on the Letter of Transmittal by which such 2 3/4% LYONs were tendered (including any required signature guarantees), or be accompanied by evidence sufficient to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the 2 3/4% LYONs. The signature on the notice of withdrawal must be guaranteed by an Eligible Institution unless such 2 3/4% LYONs have been tendered for the account of an Eligible Institution. If the 2 3/4% LYONs to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon written notice of such withdrawal even if physical release is not effected.

      Any permitted withdrawal of tendered 2 3/4% LYONs may not be rescinded and any 2 3/4% LYONs properly withdrawn will thereafter be deemed not validly tendered; provided, however, that properly withdrawn 2 3/4% LYONs may be re-tendered, by again following one of the appropriate procedures described in Item 6, “Procedures for Tendering 2 3/4% LYONs” in the Offer to Purchase, at any time on or prior to the Expiration Date.

      If a holder tenders its 2 3/4% LYONs in the Offer, such holder may convert its 2 3/4% LYONs only if such holder withdraws its 2 3/4% LYONs prior to the time on which such holder’s right to withdraw has expired. The 2 3/4% LYONs are convertible into shares of the Company’s common stock at a conversion rate of 12.3309 shares of the Company’s common stock per $1,000 principal amount at maturity of 2 3/4% LYONs.

      Any 2 3/4% LYONs that have been tendered pursuant to the Offer but that are not purchased will be returned to the holder thereof without cost to such holder as soon as practicable following the earlier to occur of the Expiration Date or the date on which the Offer is terminated without any 2 3/4% LYONs being purchased thereunder.

      All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by the Company, in the Company’s sole discretion (whose determination shall be final and binding). None of the Company, the Depositary, the Dealer Manager, the Information Agent, or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal, or incur any liability for failure to give any such notification.

      If the Company makes a material change in the terms of the Offer or the information concerning the Offer or waives a material condition of the Offer, the Company will disseminate additional materials relating to the Offer and extend the Offer to the extent required by law. In addition, the Company may, if it deems appropriate, extend the Offer for any other reason. In addition, if the consideration to be paid in the Offer is increased or decreased or the amount of 2 3/4% LYONs subject to the Offer is increased by more than 2% of the 2 3/4% LYONs outstanding or decreased, the Offer will remain open at least 10 business days from the date the Company first gives notice of such increase or decrease to holders of 2 3/4% LYONs subject to the Offer, by press release or otherwise.

      4.     Partial Tenders. Tenders of 2 3/4% LYONs pursuant to the Offer will be accepted only in principal amounts at maturity equal to $1,000 or integral multiples thereof. If less than the entire principal amount at maturity of any 2 3/4% LYONs evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount at maturity tendered in the designated column of the box entitled “Description of 2 3/4% LYONs Tendered” herein. The entire principal amount at maturity represented by the certificates for all 2 3/4% LYONs delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount at maturity of all 2 3/4% LYONs is not tendered or not accepted for purchase, certificates for the principal amount at maturity of 2 3/4% LYONs not tendered or not accepted for purchase will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the holder unless otherwise provided in the appropriate box in this Letter of Transmittal (see Instruction 6) promptly after the 2 3/4% LYONs are accepted for purchase.

      5.     Signatures on this Letter of Transmittal, Bond Powers and Endorsement; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the 2 3/4% LYONs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the 2 3/4% LYONs tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the 2 3/4% LYONs.

      IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF 2 3/4% LYONS WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID PROXY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

      If any of the 2 3/4% LYONs tendered hereby are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal. If any tendered 2 3/4% LYONs are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

      If this Letter of Transmittal is signed by the registered holder, the certificates for any principal amount at maturity of 2 3/4% LYONs not tendered or accepted for purchase are to be issued (or if any principal amount at maturity of 2 3/4% LYONs that is not tendered or not accepted for purchase is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at DTC of the registered holder, and checks constituting payments for 2 3/4% LYONs to be purchased in connection with the Offer are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered 2 3/4% LYONs, nor provide a separate bondpower. In any other case (including if this Letter of Transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for 2 3/4% LYONs tendered or transmit a separate properly completed bond power with this Letter of Transmittal, in either case, executed exactly as the names of the registered holders appear on such 2 3/4% LYONs, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of 2 3/4% LYONs, exactly as the names of the participants appear on such security position listing, with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution. See Instruction 1.

      If this Letter of Transmittal or any certificates of 2 3/4% LYONs or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. The proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

      When this Letter of Transmittal is signed by the registered holders of the 2 3/4% LYONs listed and transmitted hereby, no endorsements of 2 3/4% LYONs or separate instruments of transfer are required unless payment is to be made, or 2 3/4% LYONs not tendered or purchased are to be issued, to a person other than the registered holder(s), in which case the signatures on such 2 3/4% LYONs or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

      Endorsements on certificates for 2 3/4% LYONs, signatures on bond powers and proxies provided in accordance with this Instruction 5 by registered holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor. See Instruction 1.

      6.     Special Payment and Special Delivery Instructions. Tendering holders should indicate in the applicable box or boxes the name and address to which 2 3/4% LYONs for principal amounts at maturity not tendered or not accepted for purchase or checks constituting payments for 2 3/4% LYONs to be purchased in connection with the Offer are to be issued or sent, if different from the name and address of the registered holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, 2 3/4% LYONs not tendered or not accepted for purchase will be returned to the registered holder of the 2 3/4% LYONs tendered. For holders of 2 3/4% LYONs tendering by book-entry transfer, 2 3/4% LYONs not tendered or not accepted for purchase will be returned by crediting the account at DTC designated above.

      7.     Transfer Taxes. The Company will pay all transfer taxes applicable to the purchase and transfer of 2 3/4% LYONs pursuant to the Tender Offer except in the case of deliveries of certificates for 2 3/4% LYONs for principal amounts at maturity not tendered or not accepted for payment that are registered or issued in the name of any person other than the registered holder of 2 3/4% LYONs tendered hereby. Except as provided in this Instruction 7, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Letter of Transmittal.

      8.     Backup Withholding; Substitute Form W-9; Form W-8. Each tendering holder is required to provide the Depositary with the holder’s correct taxpayer identification number (“TIN”), generally the holder’s social security or federal employee identification number, on the Substitute Form W-9, which is provided under “Important Tax

Information” below or, alternatively, to establish another basis for exemption from backup withholding. A holder must cross out item (2) in the Certification box on Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering holder to a $50 penalty imposed by the Internal Revenue Service and to applicable federal income tax backup withholding on the payment made to the holder or other payee with respect to 2 3/4% LYONs purchased pursuant to the Offer. The box in Part 3 of the form should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN, the Depositary will withhold the applicable backup withholding amount from all such payments with respect to the 2 3/4% LYONs to be purchased until a TIN is provided to the Depositary. In any case, 60 days after the date of the Form W-9 the Depositary will remit the withheld amount to the Internal Revenue Service (“IRS”). Each tendering holder that is a foreign person, including entities, must submit an appropriate properly completed IRS Form W-8BEN, W-8ECI, W-8EXP or W-8IMY (“Form W-8”) certifying, under penalties of perjury, to such holder’s foreign status in order to establish an exemption from backup withholding. An appropriate Form W-8 can be obtained from the Information Agent or from the IRS electronically by means of its home page on the Internet at “www.irs.gov.”

      9.     Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered 2 3/4% LYONs pursuant to any of the procedures described above will be determined by the Company in the Company’s sole discretion (whose determination shall be final and binding). The Company reserves the right to reject any or all tenders of any 2 3/4% LYONs determined by it not to be in proper form or if the acceptance for payment of, or payment for, such 2 3/4% LYONs may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defect or irregularity in any tender with respect to 2 3/4% LYONs of any particular holder. The Company’s interpretation of the terms and conditions of the Offer (including the Letter of Transmittal and the Instructions thereto) will be final and binding. None of the Company, the Depositary, the Dealer Manager, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification. If the Company waives its right to reject a defective tender of 2 3/4% LYONs, the holder will be entitled to the Purchase Price.

      10.     Waiver of Conditions. The Company expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the Offer in the case of the 2 3/4% LYONs tendered, in whole or in part, at any time and from time to time.

      11.     Mutilated, Lost, Stolen, or Destroyed Certificates for 2 3/4% LYONs. If a holder desires to tender 2 3/4% LYONs, but the certificates for 2 3/4% LYONs have been mutilated, lost, stolen or destroyed, such holder should contact the trustee for the 2 3/4% LYONs, State Street Bank and Trust Company of California, N.A., Corporate Trust Department, 633 W. 5th Street, 12th Floor, Los Angeles, CA 90071, Attn: Stephen Rivero (telephone: (213) 362-7345; facsimile (213) 362-7357) to receive information about the procedures for obtaining replacement certificates for 2 3/4% LYONs.

      12.     Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering 2 3/4% LYONs and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to, and additional information about the Offer may be obtained from, either the Dealer Manager or the Information Agent, whose addresses and telephone numbers appear on the last page hereto.

IMPORTANT TAX INFORMATION

      Under federal income tax laws, a holder whose tendered 2 3/4% LYONs are accepted for payment is required to provide the Depositary (as payor) with such holder’s correct TIN on substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number or individual taxpayer identification number, as the case may be. If the Depositary is not provided with the TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to 2 3/4% LYONs purchased pursuant to the Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

      Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt holders should furnish their TIN, write “Exempt” on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Depositary an appropriate, properly completed Internal Revenue Service Form W-8 signed under penalties of perjury, certifying to that holder’s foreign status. An appropriate Form W-8 can be obtained from the Information Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9” for additional instructions.

      If backup withholding applies, the Depositary is required to withhold the applicable backup withholding amount from any payments made by the Company to the holder or other payee. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of U.S. federal income tax, a refund may be obtained from the IRS, provided the required information is furnished.

Purpose of Substitute Form W-9

      To prevent backup withholding on payments made with respect to 2 3/4% LYONs purchased pursuant to the Offer, the holder is required to provide the Depositary with either (i) the holder’s correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (a) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

What Number to Give the Depositary

      The holder is required to give the Depositary the TIN (e.g., social security number, individual taxpayer identification number or employer identification number) of the registered holder of the 2 3/4% LYONs. If the 2 3/4% LYONs are held in more than one name or are held not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

PAYOR’S NAME: U.S. Bank National Association

SUBSTITUTE Form W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security number (or Individual Taxpayer Identification Number) (If awaiting TIN, write “Applied For”) or Employer identification number (If awaiting TIN, write “Applied For”)

Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (TIN)	Part 2 — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

	(3) I am a U.S. person (including a U.S. resident alien).	Part 3 — Awaiting TIN ☐

Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
SIGNATURE DATE , 2002

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days of the Payment Date the withholding amount will be remitted to the IRS.

SIGNATURE	DATE , 2002

      Any questions or requests for assistance or additional copies of this Letter of Transmittal or the Offer to Purchase may be directed to the Information Agent or the Dealer Manager at the telephone numbers and locations listed below. You may also contact your broker, dealer, commercial bank or trust company or nominee for assistance concerning the Tender Offer.

The Information Agent for the Offer is:

Georgeson Shareholder Communications, Inc.

17 State Street, 10th Floor
New York, NY 10004
Call Toll-Free: (866) 431-8992

The Dealer Manager for the Offer is:

MORGAN STANLEY

1585 Broadway
New York, NY 10036
Telephone: (212) 761-5722 (collect)
Call Toll-Free: (800) 223-2440 ext. 1-5722